UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 9, 2006

Endeavour International Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-32212	88-0448389
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Main Street, Suite 3300, Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 307-8700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 9, 2006, Endeavour International Corporation (the "Company") entered into an amendment (the "Amendment") to its existing employment agreement with William L. Transier dated February 26, 2004, in connection with the previously announced change in his position to become chairman, chief executive officer and president of the Company. Under the Amendment, the base compensation for Mr. Transier will be increased to $800,000 per annum, effective as of September 9, 2006, and he will be based in the Company’s United Kingdom office. There will be no acceleration of the vesting of existing stock options or restricted stock as a result of the change in title or assignment to the United Kingdom.

Also on October 9, 2006, the Company entered into a consulting agreement (the "Consulting Agreement") with John N. Seitz, who as part of the previously announced management change, resigned his position as an officer of the Company and became vice chairman of the Company’s board of directors. The Consulting Agreement supersedes and replaces the existing employment agreement between the Company and Mr. Seitz dated February 26, 2004. Under the Consulting Agreement, Mr. Seitz will serve as a consultant for oil and gas exploration matters as may be requested by the Company and the term of the agreement shall continue through December 31, 2008. The base compensation for Mr. Seitz will be $300,000 per annum for his services with a bonus to be determined by the Company’s board of directors. Nothing in the Consulting Agreement or the termination of the previous employment agreement will result in the acceleration of the vesting of Mr. Seitz’s existing stock options or restricted stock.

The Amendment and the Consulting Agreement are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the Consulting Agreement described in Item 1.01, the employment agreement between the Company and John N. Seitz dated February 26, 2004 will be terminated.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
10.1 - Amendment to employment agreement dated October 9, 2006
10.2 - Consulting agreement dated October 9, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endeavour International Corporation

October 10, 2006	By:	Robert L. Thompson

Name: Robert L. Thompson
Title: Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment to employment agreement dated October 9, 2006
10.2	Consulting agreement dated October 9, 2006